UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): May 17, 2004




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------
(c) Exhibits
    --------
99.1 Access Pharmaceuticals, Inc. Press Release, dated May 17, 2004.


Item 12. Disclosure of Results of Operations and Financial Condition.
         ------------------------------------------------------------
Access Pharmaceuticals, Inc. issued a press release on May 17, 2004, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced its financial results for the first quarter ended March 31, 2004. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.






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
                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated May 17, 2004

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
                             EXHIBIT INDEX

Exhibit
Number  Description
------- ------------
99.1    Press Release, date May 17, 2004

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